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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 4, 2004

                             RESOURCE AMERICA, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          DELAWARE                       0-4408                  72-0654145
-----------------------------         ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

1845 WALNUT STREET, SUITE 1000, PHILADELPHIA, PA                  19103
------------------------------------------------            -------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: 215-546-5005


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          (Former name or former address, if changed since last report)



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Item 5. Other Events.


         As described in our Form 10-Q filed with the Commission for the quarter ended March 31, 2004, on May 5, 2004 SEMCO Energy, Inc. ("SEMCO") filed a petition with the Regulatory Commission of Alaska ("RCA") seeking clarification (or alternatively reconsideration) of the order issued by the RCA on April 20, 2004 (Order U-03-91(4)) in connection with the regulatory approvals sought by Atlas Pipeline Partners, L.P. ("Atlas Pipeline") and SEMCO in connection with the proposed sale of Alaska Pipeline Company to Atlas Pipeline. In response, on June 4, 2004, the RCA issued Order U-03-91(5) entitled "Order Granting Reconsideration, Vacating Order U-03-91(4), Rejecting Stipulation, Approving Transfer of Control, Allowing Parties to Request Further Proceedings, and Finding Motions For Expedited Consideration Moot". Order U-03-91(5) is attached hereto as Exhibit 99.




Item 7 (c) Exhibits.

99       Order U-03-91(5) issued by the Regulatory Commission of Alaska on
         June 4, 2004.























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Resource America, Inc.


Dated: June 9, 2004                      By: /s/ Steven J. Kessler
                                             ----------------------------------
                                             Steven J. Kessler
                                             Senior Vice President and
                                             Chief Financial Officer


























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                                  EXHIBIT INDEX
                                    Form 8-K
                                  June 4, 2004

                                                                                    Filed
                                                                    ----------------------------------------
    Exhibit No.              Description                               Herewith             By Reference
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
         99         Order U-03-91(5) issued by the Regulatory             x
                    Commission of Alaska on June 4, 2004.
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